Exhibit 1.01

ECHOSTAR CORPORATION

Conflict Minerals Report

For the reporting period from January 1, 2014 to December 31, 2014

This Conflict Minerals Report (the “Report”) of EchoStar Corporation (the “Company,” “we,” “our,” and/or “us”) has been prepared pursuant to Rule 13p-1 (the “Rule”) promulgated under the Securities Exchange Act of 1934, as amended, for the reporting period from January 1, 2014 to December 31, 2014.

The Rule was adopted by the Securities and Exchange Commission (“SEC”) to implement reporting and disclosure requirements related to certain specified minerals as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and requires disclosure of certain information when a company manufactures or contracts to manufacture products and the minerals specified in the Rule are necessary to the functionality or production of those products.  The specified minerals are gold, columbite-tantalite (coltan), cassiterite and wolframite, including their derivatives, which are limited to tantalum, tin and tungsten (collectively, the “Conflict Minerals”) that originated in the Democratic Republic of the Congo (“DRC”) and certain adjoining countries (collectively with the DRC, the “Covered Countries”).

COMPANY OVERVIEW AND DESCRIPTION OF PRODUCTS COVERED BY THIS REPORT

We are a global provider of satellite operations, video delivery solutions, digital set-top boxes, and broadband satellite technologies and services for home and office, delivering innovative network technologies, managed services, and solutions for enterprises and governments.  This Report relates to products: (i) for which Conflict Minerals are necessary to the functionality or production of such products; (ii) that were manufactured or contracted to be manufactured, by the Company; and (iii) for which the manufacture was completed during calendar year 2014.

These products, which are collectively referred to in this Report as “Covered Products,” include:

Digital Set-Top Boxes — The Company’s digital set-top boxes include high definition and standard definition digital set-top boxes, used by consumers for the viewing of television content delivered via satellite, cable or over the air.  Certain models of the Company’s digital set-top boxes also contain certain internal hard drives to enable digital video recorder features as well as software enabled advanced capabilities and functionalities.  In addition to digital set-top boxes, the Company also designs and develops related products, including satellite dishes and remote controls.

Slingbox — The Company’s Slingbox, which is sold directly to consumers, enables “placeshifting” technology, which allows a customer, at his or her option, to watch and control their digital television content anywhere in the world via a broadband internet connection.

Broadband Satellite Systems — The Company’s broadband and satellite products include broadband systems and terminals.  Our advanced broadband satellite systems support the delivery of a wide range of bandwidth-intensive services as well as privately-branded service offerings, including high-speed internet/intranet access, video conferencing, distance learning, telemedicine, newsgathering, fleet operations and broadband on planes, trains and maritime.  In addition, we design and manufacture mobile satellite systems, handheld devices and IP data terminals for mobile satellite operators.

With respect to our digital set-top boxes, although the Company designs, engineers and distributes digital set-top boxes, Slingboxes and related products, it is not directly engaged in the manufacturing process.  Rather, the Company outsources the manufacturing of its digital set-top boxes and related products to third parties who manufacture its products according to specifications supplied by the Company.  With respect to our broadband and satellite products, certain products are assembled at the Company’s facilities in Maryland; however, the Company also outsources a significant portion of the manufacturing of its products to third parties.  We also work with third-party vendors for the development and manufacture of components that are integrated into our products.  We develop dual sourcing capabilities for critical parts when practical and we evaluate outsourced subcontract vendors on a periodic basis.

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REASONABLE COUNTRY OF ORIGIN INQUIRY

Pursuant to the Rule, the Company conducted a good faith reasonable country of origin inquiry (“RCOI”) regarding the Conflict Minerals.  This good faith RCOI was reasonably designed to determine whether any of the Conflict Minerals originated in the Covered Countries or whether any of the Conflict Minerals may be from recycled or scrap sources. Following this inquiry, the Company had reason to believe that certain of the Conflict Minerals necessary to the functionality or production of the Covered Products may have originated in the Covered Countries and that such Conflict Minerals may not be from recycled or scrap sources.  Therefore, the Company performed due diligence on the source and chain of custody of the Conflict Minerals. There is significant overlap between the Company’s RCOI efforts and its due diligence measures performed.  The due diligence measures performed by the Company are discussed below.

DUE DILIGENCE PROCESS

The Company’s supply chain with respect to the Covered Products is complex, and there are many third parties in the supply chain between the ultimate manufacture of the Covered Products and the original sources of the Conflict Minerals.  The Company does not purchase Conflict Minerals directly from mines, smelters or refiners.  The Company must therefore rely on its suppliers to provide information regarding the origin of the Conflict Minerals that are included in the Covered Products.  Moreover, the Company believes that the smelters and refiners of the Conflict Minerals are best situated to identify the sources of Conflict Minerals, and therefore has taken steps to identify the applicable smelters and refiners of Conflict Minerals in the Company’s supply chain.

The Company’s due diligence measures for the reporting period January 1, 2014 to December 31, 2014 have been designed to conform to the five-step framework laid out by the Organization for Economic Co-operation and Development in its OECD Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition (2013), including the related supplements on gold, tin, tantalum and tungsten (collectively, the “OECD Guidance”).  The OECD Guidance consists of a five step due diligence framework which includes: (i) establishing strong company management systems; (ii) identifying and assessing risks in the supply chain; (iii) designing and implementing strategies to respond to identified risks; (iv) carrying out independent third-party audit of smelter/refiner due diligence practices; and (v) reporting annually on supply chain due diligence.

Establish Strong Company Management Systems for Conflict Minerals Supply Chain Due Diligence and Reporting Compliance

In the third quarter of 2012, the Company created an internal team composed of senior members of the Company’s supply chain and procurement operations and the legal department to evaluate the Company’s supply chain processes and sourcing procedures and to design and support the Company’s due diligence efforts.  Since that time, the team has met regularly to develop and refine a due diligence process that: (i) was consistent with the OECD Guidance, (ii) conformed to the requirements of the Rule, and (iii) was appropriate given the structure and operations of the Company’s supply chain departments.  The Company’s internal audit department monitors the diligence process, provides feedback throughout the process, and reviews the due diligence results.

Once the due diligence process was developed, each supplier was assigned to a specific employee within the supply chain department that reported to a senior supply chain manager.  Each year, the Company identifies any new suppliers and such suppliers are assigned a supply chain department employee. A system of communication was established among the members of the team and a senior supply chain manager disseminated all necessary information and documentation to each employee in the supply chain department responsible for interfacing directly with suppliers.

Adopt and commit to a supply chain policy for minerals from conflict-affected and high-risk areas

The Company has adopted a policy relating to the Conflict Minerals (the “Policy”), incorporating the standards set forth in the Electronic Industry Citizenship Coalition (“EICC”) Code of Conduct.  The Policy states:

“Suppliers shall have a policy to reasonably assure that the tantalum, tin, tungsten and gold in the products they manufacture does not directly or indirectly finance or benefit armed groups that are perpetrators of serious human rights abuses in the Democratic Republic of the Congo or an adjoining country. Suppliers shall exercise due diligence on the source and chain of custody of these minerals and make their due diligence measures available to the Company upon the Company’s request.  Suppliers must be prepared to assist the Company in meeting the conflict minerals reporting requirements of the Dodd-Frank Act, as well as other national or international mineral reporting regimes that may arise in the future.”

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The Policy is incorporated into the Company’s supplier code of conduct, which is available on our supplier websites.  All suppliers of the Company are obligated to comply with the supplier code of conduct.

Establish a system of controls and transparency over the Conflict Minerals supply chain

The Company has established a system of controls to promote transparency over its conflict minerals supply chain by utilizing the Conflict Minerals Reporting Template, which is designed to facilitate the transfer of information through the supply chain regarding each mineral’s country of origin and the smelters and refiners being utilized for the mineral.  In 2014, the Company, through the combined efforts of its information technology, procurement operations and legal departments, created an automated database of the completed Conflict Minerals Reporting Templates submitted to the Company by its suppliers (the “Conflict Minerals Response Database”). With the Conflict Minerals Response Database, the Company was able to better process and analyze the information provided by its suppliers and will be able to make year-over-year comparisons of its suppliers’ responses in the future. Once in the Conflict Minerals Response Database, all completed Conflict Mineral Reporting Templates received from suppliers were stored electronically in a central location accessible to authorized employees involved in the due diligence process and will be retained in accordance with the Company’s document retention guidelines.

In addition, in the first quarter of 2015, the Company became a member of the Conflict Free Sourcing Initiative (“CFSI”), a joint initiative founded by members of the EICC and the Global e-Sustainability Initiative that currently has over 200 participating companies and associations from seven different countries. As a member, the Company has access to a variety of tools and resources to better assess Conflict Minerals in its supply chain, including the Conflict-Free Smelter Program (the “CFSP”), an audit program designed to validate smelters’ and refiners’ sourcing practices. Through the CFSP validation process, which is voluntary, an independent third party audits the procurement and processing activities of a smelter or refiner to determine if such smelter or refiner shows sufficient documentation to demonstrate with reasonable confidence that the minerals the smelter or refiner processed originated from conflict-free sources. CFSP compliant smelters and refiners receive a “conflict-free” designation from CFSI. With access to the smelters and refiners that have participated in the CFSP, the Company was better able to analyze the data collected in the Conflict Minerals Response Database to determine which smelters and refiners were CFSP compliant and thus, “conflict-free.” The Company compared the list of smelter and refiners provided by its suppliers against the list of smelters and refiners that were determined to be CFSP compliant.  The CFSP compliant smelters and refiners are identified with an asterisk in Annex 1 to this Report.

Strengthen the Company’s engagement with suppliers

The Company informs its in-scope manufacturers and suppliers of its materials disclosure requirements, including its compliance with the OECD Guidance and the Rule, and of specification updates that the Company communicates and tracks electronically. Moreover, the Company has revised the terms of its purchase order and contract terms and conditions to ensure that manufacturers and suppliers are expressly required to support the supply chain due diligence process employed by the Company.

Establish a company-level grievance mechanism

The Company maintains an open reporting system through which employees and third parties may report concerns about potential or actual violations of the Policy. Concerns may be reported anonymously or for attribution through several channels, including through an employee’s immediate manager or the Company’s legal department.

Identify and Assess the Risks in the Company’s Supply Chain

Based on the knowledge of the senior executives in the supply chain organizations, the Company determined that all of the products manufactured or contracted to be manufactured and sold by the Company contained at least one of the Conflict Minerals.  As a result, the Company performed the following measures for the reporting period to identify and assess the risks in the Company’s supply chain.

•                  Identify All Company Suppliers. The Company’s first-tier suppliers were identified by generating a report from the Company’s manufacturing and procurement systems of all vendors who supplied components or products for the Covered Products that were manufactured during the reporting period and contained Conflict Minerals.  For components delivered to the Company by distributors, the manufacturer of the component (i.e., the supplier of the distributor or the Company’s second-tier supplier) was identified and added to the supplier list.  The supplier list was reviewed by three senior managers or directors in the supply chain department to ensure that each supplier met the appropriate criteria.  The suppliers appearing on the confirmed supplier list,

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each an in-scope supplier, was assigned to a supply chain department employee.

•                  Request Conflict Minerals Reporting Template.  The Company performed due diligence to identify the risks in its supply chain by utilizing the Conflict Minerals Reporting Template to determine, using good faith efforts, the smelters and refiners in its supply chain.  As set forth in the Conflict Minerals Reporting Template, manufacturers and suppliers, which completed the survey, made representations and provided information regarding (i) the country of origin for the Conflict Minerals contained in the components or products it provides to the Company; (ii) whether such Conflict Minerals directly or indirectly finance armed conflict in the DRC; (iii) all of the smelters in the supplier’s supply chain for such Conflict Minerals; (iv) whether such smelters have been validated in compliance with the CFSP; (v) whether the supplier has its own Conflict Minerals policy that requires its own direct suppliers to be conflict-free; and (vi) whether the supplier uses the Conflict Minerals Reporting Template with its own suppliers to gather similar information.

The information in the surveys received from manufacturers and suppliers was reviewed against the CFSI’s Conflict-Free Smelter list. If correctly completed, each survey identified the smelters and refiners within the solicited supplier or manufacturer’s supply chain. Thus, the Company compared each completed survey against the CFSI Conflict-Free Smelter list to determine whether the smelters or refiners associated with the surveyed supplier or manufacturer qualified as “conflict-free.” The CFSP uses independent third-party auditors to audit the source, including mines of origin and chain of custody, of the Conflict Minerals processed by smelters and refiners which agree to undergo an audit. The smelter or refiner is considered “conflict-free” on the CFSI Conflict-Free Smelter list if the audited smelter or refiner adheres to the CFSP’s assessment protocols and the independent auditor verifies separately that the smelter’s or refiner’s Conflict Minerals originated from conflict-free sources. To be compliant with CFSI standards, smelters and refiners must disclose to the auditors the identities or locations of the mines from which they source their Conflict Minerals. The CFSI Conflict-Free Smelter list includes the names, locations and links to conflict minerals policies of all smelters and refiners deemed compliant with the CFSP’s assessment protocols.

In the fourth quarter of 2014 and the first quarter of 2015, the Company sent a letter and the Conflict Minerals Reporting Template to each in-scope supplier included on the confirmed supplier list.  The letter (i) reiterated the requirements of the Rule and its applicability to the Company, (ii) requested that each supplier complete the Conflict Minerals Reporting Template for all products supplied to the Company in 2014 and (iii) encouraged suppliers to use smelters which appeared on the CFSI’s Compliant Smelter List.  The Company contacted suppliers that did not respond to the Company’s request by the specified date and suppliers that submitted incomplete or inaccurate requests for follow-on discussions and to request additional information, as applicable.

•                  Compile and Assess Responses.  For the reporting period of January 1, 2014 to December 31, 2014, the Company identified approximately 417 in-scope suppliers.  As of May 15, 2015, the Company received responses from approximately 372, or 89%, of the in-scope suppliers, including completed Conflict Minerals Reporting Templates from 341, or approximately 81.8%, of the in-scope suppliers. Through the use of the Conflict Minerals Response Database and access to CFSI information, the Company was able to identify the smelters and refiners it believes were used to process the Conflict Minerals contained in the Covered Products as set forth in Annex 1 attached to this Report as well as identify which of those smelters and refiners were CFSP compliant. The following table sets forth the number of CFSP compliant smelters and refiners in our supply chain as of the end of 2014 for each of the Conflict Minerals used in the Covered Products:

Conflict Mineral	CFSP Compliant Smelters or Refiners
Gold	53
Tantalum	34
Tin	34
Tungsten	14

The Company relied on the completed Conflict Minerals Reporting Templates it received from its suppliers as the main source of documentation supporting the representations made by such suppliers regarding the source and chain of custody of relevant Conflict Minerals.

In light of the complexity of the Company’s and its suppliers’ supply chains, the Company is currently unable to assess adequately all of the risks in its supply chain. However, the Company has taken and continues to take steps to manage

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risks, including (i) engaging with manufacturers and suppliers to obtain current, accurate and complete information about the Company’s supply chains, and (ii) taking part in industry initiatives promoting “conflict-free” supply chains.

Design and Implement Strategies to Respond to Identified Risks

Report findings to designated senior management

The members of the Company’s internal conflicts minerals team provided progress reports to the senior management of the Company, including the Company’s General Counsel and Chief Financial Officer, as well as the Company’s Board of Directors.  In light of the complexity of the Company’s and its suppliers’ supply chains, the Company is currently unable to adequately assess all of the risks in its supply chain.  Based on the results of the Company’s due diligence efforts for the reporting period of January 1, 2014 to December 31, 2014, the Company continues to design and implement a strategy to respond to risks identified in the supply chain.

Carry Out Independent Third-Party Audit of Smelter/Refiner Due Diligence Practices

Due to our position in the supply chain, the Company does not have a direct relationship with smelters and refiners, nor does the Company perform direct audits of these entities that provide our supply chain with the minerals that are contained in our Covered Products.  Instead, we rely upon industry efforts to influence smelters and refiners to get audited and become certified through the CFSI’s Conflict-Free Smelter Program. As a member of the CFSI, the Company was able to further leverage the due diligence conducted on smelters and refiners by the CFSP.

Report Annually on Supply Chain Due Diligence

In accordance with the OECD Guidance and the Rule, this Conflict Minerals Report is available on our website at http://sats.client.shareholder.com/sec.cfm.

THE COMPANY’S DUE DILIGENCE FINDINGS AND CONCLUSIONS

Country of Origin of the Conflict Minerals in the Covered Products

Based on the information obtained by the Company during the due diligence process, the Company does not have sufficient information, with respect to the Covered Products, to determine the country of origin of all of the Conflict Minerals in all the Covered Products.  However, based on the information that has been obtained, to the extent reasonably determinable by the Company, with respect to the smelters and refineries identified by the Company, such countries of origin are believed to include, to the extent known, the Covered Countries of Central African Republic and Rwanda.

Facilities Used to Process the Conflict Minerals in the Covered Products

Based on the information that was provided by the Company’s suppliers and otherwise obtained through the due diligence process, the Company was unable to identify with certainty, all of the facilities used to process the Conflict Minerals in the Covered Products.  However, based on the information that has been obtained, to the extent reasonably determinable by the Company, the facilities that were used to process the Conflict Minerals contained in the Covered Products are believed to include the smelters and refiners listed in Annex 1 attached to this Report. The smelters and refiners that the Company has been able to determine as CFSP compliant are identified by an asterisk in Annex 1. As a result of the Company’s management systems, particularly the creation of the Conflict Minerals Response Database, the Company was able to identify many more smelters and refiners for the reporting period of January 1, 2014 through December 31, 2014 than were identified for the same period in 2013.

IMPLEMENTATION OF STRATEGIES TO RESPOND TO IDENTIFIED RISKS AND FUTURE STEPS

We have taken, and intend to continue to take, steps to improve our due diligence processes and to minimize the risk that our necessary conflict minerals benefit armed groups. The Company plans to continue to engage with its suppliers to obtain current, accurate and complete information about the supply chain and will continue to improve its due diligence efforts to ensure responsible sourcing in compliance with the Policy. The Company will monitor and track the performance and efficiency of its due diligence efforts and will put in place procedures designed to incorporate any new risks into the risk management plan.  The Company continues to provide annual reports to its Board of Directors and senior management as to its due diligence efforts and results for their review and consideration.  In addition, starting in 2014, we made reporting on Conflict Minerals a contractual requirement for our suppliers by incorporating the Policy into the supplier code of conduct.  With its membership to CFSI, the Company will continue to monitor the progress of the

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identified smelters and refiners in Annex 1 to determine their CFSP compliance. We also plan to continue to encourage our suppliers to use conflict-free smelters and refiners as capacity becomes available.

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Annex 1

Conflict Mineral	Smelter or Refiner Name	Location
Gold	Acade Metals Co., Ltd	CHINA
Gold	Accurate Refining Group	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES
Gold	AGR Matthey	AUSTRALIA
Gold	AIDA Chemical Industries Co., Ltd	JAPAN*
Gold	Allgemeine Gold & Silberscheideanstalt	GERMANY*
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	Amax Copper, Inc.	UNITED STATES
Gold	AngloGold Ashanti Corrego do Sitio Minercao	BRAZIL*
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	Argor Heraeus SA	SWITZERLAND*
Gold	Asahi Pretec Corp	HONG KONG, INDONESIA, JAPAN*
Gold	ATAkulche	TURKEY
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY*
Gold	Aurubis AG*	GERMANY
Gold	Auston powder	UNITED STATES
Gold	Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Bangalore Refinery Pnt Ltd	INDIA
Gold	Bauer Walser AG	Germany
Gold	Boliden AB	SWEDEN*
Gold	C. Hafner GmbH & Co. KG	GERMANY*
Gold	C. Uyemura & Co,.Ltd	JAPAN
Gold	Caridad	MEXICO
Gold	CCR Refinery - Glencore Canada Corporation	CANADA*
Gold	Cendres & Metaux SA	SWITZERLAND**
Gold	Chalco Yunnan Copper Co. Ltd.	CHINA
Gold	Changcheng Gold And Silver Refinery Co., Ltd.	CHINA
Gold	Changshu Heraeus	CHINA
Gold	Chengfeng Metals Co Pte Ltd	SINGAPORE
Gold	Chernan Technology Co., Ltd	TAIWAN
Gold	Chimet S.p.A.	AREZZO, TUSCANY, ITALY*
Gold	China Gold	ITALY
Gold	China Sino-Platinum Metals Co., Ltd	CHINA
Gold	China Tin Group Co., Ltd.	CHINA
Gold	Chin-Leep Enterprise Co., Ltd.	China
Gold	Choksi Hereaus Ltd	CHINA
Gold	Chugai Mining Co., Ltd	INDIA, TAIWAN, JAPAN***
Gold	Cloud Hunan, Chenzhou	JAPAN
Gold	Codelco	CHINA, JAPAN, UNITED STATES
Gold	Compagnie Des Metaux Precieux Paris	UNITED STATES
Gold	Compagnie Real de Metais	UNITED STATES
Gold	Comptoir Lyon-Alemand Louyot	FRANCE
Gold	Cookson SEMPSA	CHINA, SPAIN
Gold	Cooper Santa	SPAIN
Gold	CV Nurjanah	SPAIN
Gold	Daejin Indus Co. Ltd	SWITZERLAND, INDONESIA, KOREA, REPUBLIC OF
Gold	Daeryoung E&C	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA, KOREA, REPUBLIC OF
Gold	Degussa Canada Ltd.	CHINA
Gold	Do Sung Corporation	CHINA, CANADA
Gold	Doduco	KOREA, REPUBLIC OF
Gold	Dongguan Cameroon Chemical Materials Co	GERMANY
Gold	Dongguanshi Sutande Dianzi Cailiao Yoouxiange	CHINA
Gold	Dong-Wo Co., Ltd.	CHINA
Gold	Dowa	KOREA, REPUBLIC OF, CHINA, JAPAN*
Gold	Dr. Gold and Silver Refining Ltd.	Japan
Gold	E-CHEM Enterprise Corp	CHINA
Gold	Eco-System Recycling Co., Ltd	CHINA, JAPAN*

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Gold	EM Vinto	JAPAN
Gold	Empresa Metallurgica Vinto, Empressa Nacional de Fundiciones (ENAF), Complejo Metalurico Vinto S.A.	BOLIVIA
Gold	Engelhard Corporation	BOLIVIA, AUSTRALIA, CANADA
Gold	EPT	ENGLAND
Gold	ESG Edelmetall-Service	UNITED STATES
Gold	FAGGI ENRICO SPA	GERMANY
Gold	Feinhutte Halsbrucke GmbH	GERMANY
Gold	Foxconn Corporation	UNITED STATES
Gold	FSE Novosibirsk Refinery	TAIWAN
Gold	Fujun	TAIWAN
Gold	Futures Trading Chi PU Enterprise Co. Ltd E-Chem Enterprise	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Geib Refining Corp.	CHINA, UNITED STATES
Gold	Geiju Non-Ferrous Metal Processing Co. Ltd.	UNITED STATES
Gold	Gejiu Zili Mining & Smelting Co. Ltd.	CHINA
Gold	Golden Rain	CHINA
Gold	Gong An Ju	CHINA
Gold	Guandong Jinding Material Co., Ltd.	CHINA
Gold	Guangdong Hua Jian Trade Co. Ltd	CHINA
Gold	GuangZhou Jin Ding	CHINA
Gold	Guoda Safina High-Tech.Environmental Refinery Co., Ltd	CHINA
Gold	H.Drijfhout & Zoon’s Edelmetaalbedrijven BV	CHINA
Gold	Handok	NETHERLANDS
Gold	Handy & Harman Refining Group Inc.	UNITED STATES
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	KOREA, REPUBLIC OF, UNITED STATES
Gold	Haraeus (Zhaoyuan) Precious Metal Materials Co. Ltd	CHINA
Gold	Harmony Gold Mining Co.	CHINA, JAPAN
Gold	Heesung	HONG KONG, CHILE AUSTRALIA
Gold	Heesung Catalysts Corp.	KAZAKHSTAN
Gold	Heimerle & Meule GmbH	AUSTRALIA, REPUBLIC OF KOREA, GERMANY*
Gold	Henan Jinyuan Gold Mineral Co., Ltd	GERMANY
Gold	Henan Middle Plain Gold Smelt	GERMANY, CHINA
Gold	Henan Sanmenxia Lingbao City Jinyuan Mining Industry Co., Ltd	CHINA
Gold	Henan Zhongyuan Gold Smeltery Co., Ltd.	CHINA
Gold	Heraeus Ltd Hong Kong	UNITED STATES, SINGAPORE, HONG KONG, CANADA, CHINA*
Gold	Heraeus Precious Metals GmbH & Co. KG	CHINA, GERMANY*, UNITED STATES
Gold	Hishikari Mine	CHINA
Gold	Hon Shen Co. Ltd	TAIWAN
Gold	Hong Da Qiu	TAIWAN
Gold	Hon Hai Precision Co., Ltd.	CHINA, GERMANY
Gold	Honorable Hardware Craft Product Limited Company	TAIWAN
Gold	HuaQing (ShenZhen) Commerce Company	TAIWAN
Gold	Huizhou City Xiong Tai Solder Products Co., Ltd.	CHINA
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hung Cheong Metal Manufacturing Limited	CHINA
Gold	Hutti Gold Mines	CHINA
Gold	Hwasung CJ Co. Ltd	CHINA
Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	CHINA
Gold	Is-Nikko	MONGOLIA
Gold	Istanbul Gold Refinery	JAPAN, KOREA, REPUBLIC OF
Gold	Japan Mint	TURKEY
Gold	Japan Pure Chemical	TURKEY
Gold	JCC	JAPAN
Gold	Jiangsu Sue Large Special Chemical Reagent Co., LTD	UNITED STATES
Gold	Jiangxi Copper Company Limited	China
Gold	Jin Jinyin Refining limited	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Jinlong Gold Mine Smelter	CHINA
Gold	Johnson Matthey & Pauwels SA	UNITED STATES
Gold	Johnson Matthey Canada	UNITED STATES, BELGIUM, CANADA
Gold	Johnson Matthey Hong Kong Ltd	ENGLAND, CHINA
Gold	Johnson Matthey Pacific Limited	AUSTRALIA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	UNITED STATES, RUSSIAN FEDERATION*
Gold	JSC Uralectromed	RUSSIAN FEDERATION*
Gold	JX Nippon Mining & Metals Co. Ltd	RUSSIAN FEDERATION, JAPAN*
Gold	Kanfort Industrial (Yantai) Co. Ltd.	JAPAN
Gold	Kazzinc Ltd	CHINA
Gold	Kee Shing	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES*, CHINA
Gold	Kojima Chemical Co., Ltd.	UNITED STATES*, JAPAN, KOREA, REPUBLIC OF
Gold	Korea Metal Co. Ltd	JAPAN
Gold	Kosak Seiren	KOREA, REPUBLIC OF
Gold	Kuan Shuo Ind. Co., Ltd.	KOREA, REPUBLIC OF
Gold	Kunshan Jinli Chemical Industry Reagents Co. Ltd	JAPAN
Gold	Kunshan Xintongding Metal Material Co., Ltd	CHINA
Gold	Kyocera	JAPAN
Gold	Kyrgyzaltyn JSC	JAPAN
Gold	L’ azurde Company For Jewelry	SAUDI ARABIA*
Gold	La Caridad	SAUDI ARABIA, MEXICO
Gold	Laizhou,Shandong	MEXICO
Gold	L’azurde Company for Jewelry	MEXICO
Gold	LG-Nikko	GERMANY
Gold	Lian Xing Plating Factory	JAPAN
Gold	Lingao Gold	KOREA, REPUBLIC OF, CHINA
Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd	CHINA
Gold	Long Chin Electronic(Shen Zhen) Co., Ltd	UNITED KINGDOM
Gold	LS- Nikko Copper Inc.	CHINA, KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Gold Smelting Co. Ltd	CHINA, KOREA, REPUBLIC OF*
Gold	Malaysia Smelting Corp	CHINA
Gold	Malaysia Smelting Corporation Berhad	MALAYSIA
Gold	Materion Advanced Metals	UNITED STATES*
Gold	Matsuda Sangyo Co., Ltd.	UNITED STATES, CHINA, JAPAN*
Gold	Metalli Preziosi S.p.A.	JAPAN
Gold	Metallo Chimique	UNITED STATES, ITALY
Gold	Metallurgie Hoboken Overpelt SA	BELGIUM
Gold	Metalor SA	FRANCE
Gold	Metalor Technologies, SA	SWITZERLAND*
Gold	Metalor Technologies (Hong Kong) Ltd	UNITED STATES, CHINA*
Gold	Metalor Technologies (Singapore) Pte. Ltd.	CHINA, SINGAPORE*
Gold	Metalor Technologies (Suzhou) Co., Ltd.	SINGAPORE, CHINA, SWITZERLAND
Gold	Metalor Technologies International SA	SWEDEN
Gold	Metalor USA Refining Corporation	UNITED STATES, CHINA
Gold	Metalor, Shanghai	GERMANY
Gold	Met-Mex Penoles, S.A.	CHINA
Gold	Minsur	MEXICO
Gold	Mistubishi Materials Corporation	PERU, JAPAN*, HONG KONG
Gold	Mitsui & Co Precious Metals Inc.	CHINA, JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN*
Gold	Morigin Co., Ltd.	CHINA , KOREA, REPUBLIC OF, JAPAN
Gold	Morris and Watson	JAPAN
Gold	Moscow Special Alloys Processing Plant	JAPAN
Gold	N.E. Chemcat Corporation	NEW ZEALAND, RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	JAPAN
Gold	Nam Hing Industrial Laminate Ltd.	TURKEY

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Gold	Nathan Trotter & Co., Inc.	TURKEY
Gold	Natsuda Sangyo Co., Ltd	CHINA
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN, UNITED STATES, JAPAN
Gold	Neomax Hitachi	UZUBEKISTAN
Gold	Nicht Bekannt	JAPAN
Gold	Nihon Material Co.	GERMANY, JAPAN*, CHINA
Gold	Niihama Nickel Refinery	JAPAN
Gold	Ningbo Kangqiang	JAPAN
Gold	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Gold	Nippon Mining & Metals	BRAZIL, JAPAN
Gold	Norddeutsche Affinererie AG	JAPAN
Gold	Novosibirsk	GERMANY
Gold	Ohio Precious Metal, LLC	UNITED STATES*
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN*, RUSSIAN FEDERATION, UNITED STATES
Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastvetmet)	JAPAN
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	FRANCE, CASTEL SAN PIETRO, TICINO, SWITZERLAND*
Gold	Pan Pacific Copper	SWITZERLAND, JAPAN
Gold	Penglai Penggang Gold Industry Co Ltd	JAPAN
Gold	Perth Mint	JAPAN, CHINA, AUSTRALIA*
Gold	PJ-USA	AUSTRALIA
Gold	Pogo Gold Mining	UNITED STATES
Gold	Precious Metal Sales Corp	UNITED STATES
Gold	Prioksky Plant of Non-Ferrous Metals	UNITED STATES
Gold	PT Aneka Tambang (Persero)TBK	RUSSIAN FEDERATION
Gold	PT Bangka Putra Karya	INDONESIA
Gold	PT Indra Eramulti Logam Industrial	INDONESIA
Gold	PT Tambang Timah	INDONESIA
Gold	PX Precinox SA	CHINA
Gold	Qiankun Gold and Silver	SWITZERLAND
Gold	Rand Refinery (Pty) Limited	CHINA, SOUTH AFRICA*
Gold	Reldan Metals, Inc.	KOREA
Gold	Rio Tinto Kennecott	UNITED STATES
Gold	Rohm & Haas Elec. Materials	UNITED STATES, NETHERLANDS
Gold	Royal Canadian Mint	SINGAPORE, CHINA, CANADA*
Gold	Rui Sheng	CANADA, INDONESIA
Gold	Sabin Metal Corp.	INDONESIA
Gold	Saga Prefecture	UNITED STATES
Gold	Samdok Metal	UNITED STATES, JAPAN
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF***
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Sandong Zhao Jin Bullion Refinery Ltd.	KOREA, REPUBLIC OF
Gold	Sanmenxia Hang Seng Science and Technology	KOREA, REPUBLIC OF, CHINA
Gold	SAXONIA Edelmetalle GmbH	CHINA
Gold	Schloetter Co. Ltd.	GERMANY
Gold	Schone Edelmetaal	UNITED KINGDOM
Gold	SD (Samdok) Metal	HONG KONG, KOREA, UNITED STATES
Gold	SEMPSA	KOREA, REPUBLIC OF
Gold	SEMPSA Joyeria Plateria SA	SPAIN*
Gold	Sen Silver	SPAIN
Gold	Sendi (Kyocera Corporation)	JAPAN, SPAIN
Gold	Senju Metal Idustry Co., Ltd.	JAPAN
Gold	Senyin	JAPAN
Gold	Shan Dong Huangjin	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Jun Mai Fu	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co.	CHINA
Gold	Shandong Zhaojin Gold & Silver Refinery Co. Ltd	CHINA*

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Gold	Shandong Zhaoyuan Gold Argentine Refining Company	CHINA
Gold	Shanmenxia	CHINA
Gold	Sheffield Smelting Co. Ltd.	CHINA
Gold	Shenzhen Fu Chun Material Limited Company	CHINA
Gold	Shenzhen Heng Zhong Industry Co. Ltd	CHINA
Gold	Shenzhen Yancheng Chemical Co. Ltd	CHINA
Gold	Shenzhen Zhengtiianwei Techndlogzes Co. Limited	CHINA
Gold	Shinko Electric Industries Co., Ltd.	JAPAN
Gold	SKE (China) Shanghai Kyocera Electronics Co.	JAPAN
Gold	SMM, Toyo Smelter & Refinery	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES , JAPAN
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	UNITED STATES, RUSSIAN FEDERATION**
Gold	Solar	RUSSIAN FEDERATION, JAPAN
Gold	Solar Applied Materials Technology Corp.	CHINA*
Gold	Solartech	CHINA
Gold	Southern Copper Corporation	CHINA
Gold	Souzhou XingRui Noble	CHINA
Gold	Stender Electronic Materials Co., Ltd.	CHINA
Gold	STPI Group	HONG KONG
Gold	Strain DS Force Shop	CHINA
Gold	Sumisho	FRANCE
Gold	Sumitomo Metal Mining Co. Ltd.	CHINA, JAPAN*, AUSTRALIA, CHILE, PERU
Gold	Super Dragon Technology Co Ltd	PERU, TAIWAN, JAPAN
Gold	Suzhou ShenChuang recycling Ltd.	TAIWAN
Gold	Suzhou Xingrui Noble Metal Material Co. Ltd.	CHINA
Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Taizhou Mayor Triangle Electronic Co., Ltd	CHINA
Gold	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Gold	Tanaka Denshi Kogyo	SINGAPORE
Gold	Tanaka Kikinzoku Kogyo K.K	JAPAN*
Gold	Technic Inc.	JAPAN
Gold	Thaisarco Thailand Smelting and Refining Co. Ltd.	THAILAND
Gold	The Gold Smelter of Guangdong, Gao Yao He Tai Gold Mining	THAILAND
Gold	The Great Wall Gold and Silver Refinery of China	THAILAND, CHINA
Gold	The Hutti Gold Company	CHINA
Gold	The Perth Mint	INDIA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	AUSTRALIA, CHINA*
Gold	Tian Cheng	CHINA
Gold	Timah Company	INDONESIA, CHINA
Gold	Tokuhiri Honten Co., Ltd.	INDONESIA, JAPAN*
Gold	Tongling Nonferrous Metal Group Co. Ltd	CHINA, JAPAN
Gold	Torecom	CHINA
Gold	Toyo Smelter & Refinery	KOREA, REPUBLIC OF, JAPAN
Gold	Tsai Brother industries	JAPAN
Gold	Umicore	SWITZERLAND
Gold	Umicore Brasil Ltda	BRAZIL*
Gold	Umicore Precious Metal Refining	BRAZIL, UNITED STATES, GERMANY, CANADA
Gold	Umicore Precious Metals Thailand	THAILAND*
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM*
Gold	Uniforce Metal Industrial Corp	Belgium, UNITED STATES, CHINA
Gold	United Precious Metal Refining Inc.	HONG KONG, SWITZERLAND, UNITED STATES*
Gold	Uyemura	UNITED STATES
Gold	Valcambi SA Corp.	SWITZERLAND*
Gold	W.C. Heraeus GmbH	SWITZERLAND, UNITED STATES, CANADA, GERMANY
Gold	Wah Yi Microelectronic Technology (Shenzhen) Co., Ltd.	GERMANY
Gold	Wang Ting	GERMANY
Gold	Wenzhou Yihua Connector Co.	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Gold	Wieland Edelmetalle GmbH	AUSTRALIA
Gold	Williams Buffalo	AUSTRALIA, GERMANY
Gold	Williams Gold Refining Co Inc.	UNITED STATES
Gold	Williams/Williams Brewster	CANADA
Gold	Wuxi Middle Treasure Materials	UNITED STATES, CHINA
Gold	Xiamen Tungsten Co Ltd	CHINA
Gold	Xstrata Canada Corp	CHINA, CANADA, SWITZERLAND
Gold	Yamamoto Precious Metal Co, Ltd.	CANADA, JAPAN*
Gold	Yantai Carried LiFu Precious Metals Co., Ltd	JAPAN
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	JAPAN
Gold	Yantai Zhaojin Mai Fu- Precious Metals Limited	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metal Inc. Comp	CHINA
Gold	Yantai Zhaojin Lai Fook Precious Metals Limited	CHINA
Gold	Yantai Zhaojin Lifu Precious Metals Co., Ltd.	CHINA
Gold	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Gold	Yokohama Metal Co., Ltd.	JAPAN, CHINA
Gold	Yoo Chang Metal Inc.	KOREA, REPUBLIC OF
Gold	Young Jin - Es	CHILE
Gold	Yuannan Metallurgical Group Co., Ltd	CHILE
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	KOREA, REPUBLIC OF
Gold	Yuh-Cheng Material Corporation	CHINA
Gold	Yunnan Chengfeng	CHINA
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Yunnan Gejiu Zili Metallurgical Group Co., Ltd.	CHINA
Gold	Zhao Jin Mining Industry Co Ltd	CHINA
Gold	Zhao Yuan Gold Mine	CHINA
Gold	Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Gold	Zhaojin Gold Argentine Refining Company Limited	CHINA
Gold	Zhaojin Group & Gold Mineral China Co., Ltd.	CHINA
Gold	Zhaojin Lai Fuk	CHINA
Gold	Zhaojin Mining Industry Co., Ltd.	CHINA
Gold	Zhaoyuan Gold Smelting Co., Ltd	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongjin Gold Co., Ltd.	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA*
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	Zijin Mining Group Co. Ltd	JAPAN, CHINA
Tantalum	A.L.M.T. Corp.	JAPAN
Tantalum	ATI TUNGSTEN MATERIALS	UNITED STATES
Tantalum	Cabot (Global Advanced Metals)	UNITED STATES
Tantalum	CBMM	BRAZIL
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA*
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co., Ltd.	CHINA
Tantalum	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tantalum	Companhia Industrial Fluminense	BRAZIL
Tantalum	Conghua Tantalum & Niobium Smeltery	CHINA*
Tantalum	Coral Bay Nickel Corporation	PHILIPPINES
Tantalum	Douluoshan Sapphire Rare Metal Co., Ltd.	CHINA*
Tantalum	Exotech	UNITED STATES*
Tantalum	F&X Electro-Materials Limited	CHINA*, BRAZIL
Tantalum	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tantalum	Global Advanced Metals	AUSTRALIA, ETHIOPIA, JAPAN, UNITED STATES,
Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA*
Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA*
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY*
Tantalum	H. C. Stark	THAILAND*, UNITED STATES*, JAPAN*
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA*

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tantalum	Hi-Temp	UNITED STATES
Tantalum	Hunan Chenzhou Mining Group Co	CHINA
Tantalum	Hunan Chun-Chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tantalum	Jiangxi Rare Earth Metals Tungsten Group Corp.	CHINA
Tantalum	Jiangxi Yichun Tantalum & Niobium	CHINA
Tantalum	Jinduicheng Molybdenum Co., Ltd	CHINA
Tantalum	JiuJiang Jinxin Nonferrous Metals Co. Ltd	CHINA*
Tantalum	JiuJiang Tambre Co. Ltd.	CHINA*
Tantalum	Jiujiang Zhongao Tantalum & Niobium Co, Ltd	CHINA*
Tantalum	Jonathan Ng	JAPAN
Tantalum	KEMET Blue Powder Corporation	UNITED STATES*
Tantalum	KEMET Blue Metals	MEXICO*
Tantalum	King-Tan Tantalum Industry Ltd	CHINA*
Tantalum	LMS Brasil S.A.	BRAZIL*
Tantalum	Luoyang Kewei Molybdenum & Tungsten Co. Ltd	CHINA
Tantalum	Matsuo Electric	JAPAN
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA*
Tantalum	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tantalum	Mineracao Taboca S.A.	BRAZIL*
Tantalum	Mitsui Mining & Smelting	CHINA, JAPAN*
Tantalum	Molycorp Silmet A.S.	Estonia*
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	Ningxia Orient Tantalum Industry Co. Ltd.	CHINA*, BRAZIL, ETHIOPIA, JAPAN, THAILAND, UNITED KINGDOM
Tantalum	Niobec	CANADA
Tantalum	Niotan	UNITED STATES
Tantalum	Nippon Mining & Metals Co. ,Ltd.	JAPAN
Tantalum	Nitora Metals AG	SWITZERLAND
Tantalum	OSMA	BOLIVIA
Tantalum	Plansee SE Liezen	AUSTRIA*
Tantalum	Plansee SE Reutte	AUSTRIA*
Tantalum	PT Bangka Timah Utama Sejahtera	INDONESIA
Tantalum	PT Putra Karya	INDONESIA
Tantalum	QuantumClean	UNITED STATES*
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA*
Tantalum	Rui Da Hung	TAIWAN
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION*
Tantalum	Solikamsk Metal Works	RUSSIAN FEDERATION
Tantalum	Taki Chemical Co., Ltd.	JAPAN*
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	RUSSIAN FEDERATION
Tantalum	Ulba Metallurgical Plant, JSC	KAZAKHSTAN*
Tantalum	Wolfram Bergbau AG	AUSTRIA
Tantalum	Wolfram Company CJSC	RUSSIAN FEDERATION
Tantalum	Xiamen Tungsten Co., Ltd.	CHINA
Tantalum	Yichun Jinyang Rare Metal Co., Ltd.	CHINA*
Tantalum	Yichun Tantalum Niobium Mine	CHINA
Tantalum	Yunnan Tin Co. Ltd.	CHINA
Tantalum	Zhuzhou Cement Carbide	CHINA*
Tin	ABC	ALGERIA
Tin	AIM	CANADA
Tin	A-kyo Enterprise Co. Ltd.	TAIWAN
Tin	Albania	CHINA
Tin	Allgemeine Gold - und Silberscheideanstalt	GERMANY
Tin	Allied Metal Company	UNITED STATES
Tin	Alpha	CHINA
Tin	Alpha Metal (Yunnan) Co., Ltd	JAPAN
Tin	Alpha Metals	UNITED STATES*, KOREA, REPUBLIC OF
Tin	Amalgamated Metal Corporation PLC	INDONESIA, UNITED KINGDOM

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	Amalgament	PERU, UNITED STATES, UNITED KINGDOM
Tin	Ami Bridge Enterprise Co., Ltd.	TAIWAN
Tin	An Chen	CHINA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA, INDONESIA
Tin	Angelcast Enterprise Co., Ltd.	TAIWAN
Tin	Anson Solder & Tin Products Made Ltd.	CHINA
Tin	Arcelor La Plaine	FRANCE
Tin	ArcelorMittal Burns Harbor	UNITED STATES
Tin	Arco Alloys	UNITED STATES
Tin	Asahi Pretec Corp	JAPAN
Tin	Asahi Solder Tech (Wuxi) Co. Ltd.	CHINA
Tin	Assaf Conductors Ltd.	UNITED STATES
Tin	ATI Metalworking	UNITED STATES
Tin	Atotech	GERMANY
Tin	Atotech S,E,A Pte, Ltd.	INDONESIA
Tin	Ayrubis	UNITED STATES
Tin	Banka	INDONESIA
Tin	Bao Tai	CHINA
Tin	Bauer-Walser
Tin	Beijing Oriental Guide Welding Materials Co. Ltd	CHINA
Tin	Binhuaxi Smelting Co	CHINA
Tin	BM Vinto	BOLIVIA
Tin	BML (PT BILLITIN MAKMUR LESTARI)	INDONESIA
Tin	Bridge Enterprise Co., Ltd	TAIWAN
Tin	BRIGHT-E	CHINA
Tin	Butterworth	MALAYSIA
Tin	C. Hafner GmbH + Co. KG	GERMANY
Tin	Caridad	MEXICO
Tin	Charng Chyi Aluminum Co., Ltd.	TAIWAN
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Yun Xiang Mining Limited Liability Company	CHINA
Tin	Chernan Technology Co., Ltd	TAIWAN
Tin	China Guangxi Tin Metal Material	CHINA
Tin	China Huaxi Group Nandan	CHINA
Tin	China Minmetals Corp.	CHINA
Tin	China Rare Metal Materials Company	CHINA
Tin	China Tin Co., Ltd	CHINA
Tin	China Tin Lai Ben Smelter Co., Ltd.	CHINA
Tin	China Tin Smelting Co.	CHINA
Tin	China Yunnan Tin Co Ltd.	CHINA
Tin	China YunXi Mining	CHINA
Tin	Chinese Guangxi Liuzhou smelter	CHINA
Tin	Chofu Works	CHINA, JAPAN
Tin	Chuan Kai Aluminum Co., Ltd.	TAIWAN
Tin	CNMC (Guangxi) PGMA Co. Ltd	CHINA***
Tin	Cohen Alloys Ltd	UNITED KINGDOM
Tin	Coining	UNITED STATES
Tin	Colonial Metals Co	UNITED STATES
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin	Continental	UNITED STATES
Tin	Cookson	TAIWAN
Tin	Cookson (Alpha)	UNITED STATES, CHINA
Tin	Cooperativa Dos Fundidores De Cassiterita da Amazonia	BRAZIL
Tin	Cooperative Metalurgica de Rondonia Ltda.	BRAZIL*
Tin	Copper Santa	BRAZIL
Tin	Copper Suzhou Co.,	CHINA
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	Custom Alloy Light Metals	UNITED STATES

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	CV DS Jaya Abadi (PT Stanindo Inti Perkasa)	INDONESIA
Tin	CV Gita Pesona	INDONESIA**
Tin	CV Justindo	INDONESIA
Tin	CV Murjanah	INDONESIA
Tin	CV Prima Timah Utama	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA*
Tin	Darley Dale Smelter	UNITED KINGDOM
Tin	Ding Pacific	CHINA
Tin	Ding Taifu Co., Ltd.	CHINA
Tin	Dong Guan Shen Mao Soldering Tin CO.,LTD	CHINA
Tin	Dong-Bu Steel	CHINA
Tin	Dongguan City Huayu Metals Material Co., Ltd	CHINA
Tin	Dongguan City JiuBo Electronic Science and Technology Co., Ltd	CHINA
Tin	Dongguan Yuecheng Metal Materials Co., Ltd.	CHINA
Tin	Dowa Metals & Mining Co. Ltd	JAPAN
Tin	Dr. Soldering Tin Products Co., Ltd.	CHINA
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	PERU
Tin	Duk San Hi-Metal Co., Ltd.	KOREA, REPUBLIC OF
Tin	Duoluoshan Sapphire Rare Metal Co. Ltd	CHINA
Tin	Dyfenco Green Applied Materials Co., Ltd	TAIWAN
Tin	Ebara-Udylite	CHINA
Tin	Electroloy Metal Pte.	SINGAPORE
Tin	Electroloy Corperation Sdn Bhd	MALAYSIA
Tin	Electroloy Metal Co. Ltd	CHINA, SINGAPORE
Tin	Elmet S.A. de C.V.	BOLIVIA
Tin	EM Vinto	Bolivia*
Tin	Empresa Metallurgica Vinto	BOLIVIA
Tin	Empressa Nacional de Fundiciones (ENAF)	BOLIVIA
Tin	ENAF	BOLIVIA
Tin	EPT	GERMANY
Tin	Estanho de Rondonia SA	BRAZIL
Tin	E-tech Philippines	PHILIPPINES
Tin	Excellent Resistance to Copper (Suzhou) Co., Ltd	CHINA
Tin	Eximetal S.A.	ARGENTINA
Tin	F&X Electro-Materials Limited	CHINA
Tin	Feinhutte Halsbrucke GmbH	GERMANY
Tin	Fenix Metals Sp. Z o.o.	POLAND
Tin	Fenix Metals, Ltd	POLAND**
Tin	Ferro Alloys de Mexico, S.A. de C.V.	BRAZIL
Tin	Foshan Nanhai Tong Ding Metal Company. Ltd.	CHINA
Tin	FSE Novosibirsk Refinery	RUSSIA
Tin	Fuji Metal Mining	THAILAND, TAIWAN
Tin	Fujian Zijin Copper Industry Co., Ltd	CHINA
Tin	Fiji Mfg. Co., Ltd.	JAPAN
Tin	Full Armor Industries (Shares) Ltd.	TAIWAN
Tin	Fundipar	BRAZIL
Tin	Funsur	BRAZIL, PERU
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Gejiu Zili Metallurgy Co., Ltd.	CHINA
Tin	Gejiu Zili Mining and Smelting Co Ltd	CHINA
Tin	Global Tungsten & Powders Corp	UNITED STATES
Tin	Gomat-E-K.	GERMANY
Tin	Greatgum Enterprise Co., Ltd	TAIWAN
Tin	Guang Xi Hua Xi Corp	CHINA
Tin	Guangxi China Tin Group Co., Ltd	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	Guangxi Huaxi Group Co., Ltd	CHINA
Tin	Guangxi Laibin Huaxi Smelting Co., Ltd	CHINA
Tin	Guangxi Nandan China Tin Group of China	CHINA
Tin	GuangXi Ping Gui Flying Saucer Ltd Co	CHINA
Tin	Guangxi Zhongshan Gold Bell Smelting Co. Ltd	CHINA
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin	Guest Huaxi Smelting Co. Ltd.	CHINA
Tin	Guests Guangxi China Tin Smelting Limited Company	CHINA
Tin	Guixi Smelter	CHINA
Tin	H. Kramer & Co	UNITED STATES
Tin	H.C. Starck GmbH	GERMANY
Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA
Tin	Hana High Metal Co., Ltd	CHINA
Tin	Hanbaek Nonferrous Metals	KOREA, REPUBLIC OF
Tin	Handok	KOREA, REPUBLIC OF
Tin	Harada Metal Industry Co., Ltd.	JAPAN
Tin	Haung Ganshi Tong Ding Metal Materials Co. Ltd	CHINA
Tin	HeChi Metallurgical Chemical Factory	CHINA
Tin	Heesung Material	KOREA, REPUBLIC OF
Tin	Heimerle + Meule GmbH	GERMANY
Tin	Heracus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Heraeus	SINGAPORE, CHINA, GERMANY, FRANCE
Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Heraeus Materials Technology GmbH & Co.KG	GERMANY
Tin	High-Power Surface Technology	CHINA
Tin	High-Tech Co., Ltd.	TAIWAN
Tin	Hikaru Suites Ltd.	JAPAN
Tin	Hitachi Cable	JAPAN
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	Hoperise Metal Conductor (Kunshan) Co., Ltd	CHINA
Tin	Huangguang Tongding Metal Material Co., Ltd	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	HuaXi Metals Co., Ltd	CHINA
Tin	Huaxi Tin (Liuzhou) Co. Ltd	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	Hunan Chun-Chang Non-ferrous Smelting & Concentrating Co., Ltd.	CHINA
Tin	Hunan Nonferrous Metals Holding Group Co., Ltd	CHINA
Tin	IMC-Metals America, LLC	UNITED STATES
Tin	IMLI	INDONESIA
Tin	In Taiwan High-Tech Co., Ltd	TAIWAN
Tin	In The High-Tech Co. Ltd	TAIWAN
Tin	Increasingly and Chemical (Suzhou) Co. Ltd.	CHINA
Tin	Independence Mining Co	CHINA
Tin	Indium Corporation of Europe	UNITED KINGDOM
Tin	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Indra Eramulti Logam, IMLI	INDONESIA
Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin	Inwu Xiang-Gui Mining and Metallurgy Co., Ltd	CHINA
Tin	IPS	France
Tin	Ishifuku Metal Industry Co., Ltd.	JAPAN
Tin	Ishikawa Metal Co. Ltd	JAPAN
Tin	Italbronze LTDA	BRAZIL
Tin	J Kuhl Metals	UNITED STATES
Tin	Jalan Jenderal Sudirman	INDONESIA
Tin	Japan New Metals Co., Ltd.	JAPAN
Tin	Jau Janq Enterprise Co. Ltd.	TAIWAN, MALAYSIA
Tin	Jaujanq Malaysia Smelting Corp	MALAYSIA
Tin	Jean Goldschmidt International	UNITED STATES , INDONESIA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	JFE Steel Corporation/West Japan Iron and Steel lnstitute	JAPAN
Tin	Jia Tian	CHINA
Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin	Jiangsu Changiang Electronics Technology Co. Ltd.	CHINA
Tin	Jiangsu Xinhai Copper Co., Ltd.	CHINA
Tin	Jiangxi Copper Corporation (JCC)	CHINA
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Jinshunda Tin Co. Ltd.	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Jiangxi Tungsten Industry Co Ltd	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co., Ltd.	CHINA
Tin	Jin Liang Sn CO., LTD.	INDONESIA
Tin	Jin Yi Group	CHINA
Tin	JinDa Metal .Co. Ltd	CHINA
Tin	JingDong Chemical Material	CHINA
Tin	Johnson Matthey Inc.	UNITED STATES
Tin	Joy-Young Metal Corporation Limited Company	CHINA
Tin	Ju Tai Industrial Co. Ltd	CHINA
Tin	Jun Lin Electric	CHINA
Tin	Jun Xiang	CHINA
Tin	JX Nippon Mining & Metals	INDONESIA
Tin	Kai Union Industry and Trade Co., Ltd.	CHINA
Tin	Kester	UNITED STATES
Tin	Ketabang	CHINA, INDONESIA, UNITED KINGDOM
Tin	Kewei Tin Co. Ltd.	CHINA
Tin	Koba	INDONESIA
Tin	Kobe Steel Chofu Works	JAPAN
Tin	Koki Japan	JAPAN, THAILAND
Tin	Kovohute Pribram Nastupnicka A. S.	CZECH REPUBLIC
Tin	Kundur Smelter	INDONESIA
Tin	Kunming High-Tech Industrial Developing Area	CHINA
Tin	Kunshan Tianhe Solder Manufacturing Co., Ltd	CHINA
Tin	Kuping Enterprise Co Ltd	TAIWAN
Tin	Labin China Tin Smelting Co., Ltd.	CHINA
Tin	Leshan Ep Technology Co., Ltd.	CHINA
Tin	Leybold Co., Ltd.	JAPAN
Tin	Li Chun Metals Co., Ltd.	TAIWAN
Tin	Lian Xing Plating Factory	CHINA
Tin	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Tin	Linwu Xianggui Smelter Co. Ltd.	CHINA
Tin	Liqiao Plating	CHINA
Tin	Liuzhou China Tin Group Co., Ltd	CHINA
Tin	Loose End Solder Co., LTD	JAPAN
Tin	LS- Nikko Copper Inc.	KOREA, REPUBLIC OF
Tin	Luomenhasi	CHINA
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Maanshan Dongshen Electronic Material Factory	CHINA
Tin	MacDermid Fine Chemical Co., Ltd.	CHINA
Tin	Magnesium Elekton Inc.	UNITED STATES
Tin	Magnu’s Minerais Metais e Ligas	BRAZIL*
Tin	Malayasia Smelting Corporation	MALAYSIA*
Tin	Man Yi Metal Industry (Stock) Co., Ltd	TAIWAN
Tin	Marco Metales de Mexico, S.A. de C.V.	BOLIVIA
Tin	Materials Eco-Refining Co., Ltd	JAPAN
Tin	Materion	UNITED STATES
Tin	Matsuda Sangyo Co., Ltd.	JAPAN
Tin	Matsuo Handa Co., Ltd.	JAPAN
Tin	Matsuo Solder Co. Ltd	JAPAN

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	MCP Group	UNITED STATES
Tin	MCP Heck	GERMANY
Tin	MCP Metal Specialist Inc.	CHINA, UNITED KINGDOM
Tin	Mecomsa, S.A. de C.V.	PERU
Tin	Melt Metais e Ligas S.A.	BRAZIL*
Tin	Meng Neng	CHINA
Tin	MENTPL	INDONESIA
Tin	Metaconcept	FRANCE
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Met-AL	UNITED STATES
Tin	Metallic Resources Inc.	UNITED STATES
Tin	Metallo Chimique	BELGIUM*, UNITED KINGDOM
Tin	Metalor	SWITZERLAND, BELGIUM, UNITED STATES
Tin	Metropolitan Alloys Corp	UNITED STATES
Tin	Midland Industries	UNITED STATES
Tin	Mimmetal	CHINA
Tin	Mineracao Taboca S.A.	BRAZIL*
Tin	Ming Li Jia Smelter Metal Factory	CHINA
Tin	Minsur	PERU*, BRAZIL, CHINA, UNITED KINGDOM
Tin	Mistubishi Materials Corporation	JAPAN*
Tin	Misue Tin Smelter and Refinery	PERU
Tin	Misur	PERU
Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA
Tin	Mitsui High-Tec(Shanghai) Co., Ltd	CHINA
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co., Ltd	JAPAN
Tin	Montok Smelter	INDONESIA
Tin	MSC Croporation Berhad	MALAYSIA
Tin	MUNTOK SMELTER	INDONESIA
Tin	Nan Kang City Kjin Long Mine industry Co., Ltd.	CHINA
Tin	Nancang Metal Material Co., Ltd	CHINA
Tin	Nandan China Huaxi Group	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd	CHINA
Tin	Nanshan Tinning	CHINA
Tin	Nentok	INDONESIA
Tin	New Nonferrous Metal Co.	CHINA
Tin	Ney Metals and Alloys	UNITED STATES
Tin	Nghe Tin Non-Ferrous Metal	VIET NAM, CHINA, INDONESIA
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Nihon Kagaku Sangyo Co. Ltd	JAPAN
Tin	Nihon Superior Co., Ltd.	INDONESIA, MALAYSIA
Tin	Ningbo Jintian Copper Company Ltd.	CHINA
Tin	Ningbo Yinzhou Tin Bronze Belt Co., Ltd	CHINA
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND, PHILLIPINES**
Tin	Ohio Precious Metals, LLC	UNITED STATES
Tin	OM Manufacturing Philippines,Inc	PHILIPPINES, INDONESIA
Tin	Operaciones Metalugicas SA.	INDONESIA, BOLIVIA*
Tin	Osaka Asahi Metal Kogyo K.K.	JAPAN
Tin	Palm International	UNITED STATES
Tin	Pan Jit International Inc.	TAIWAN
Tin	Paranapanema	BRAZIL
Tin	Parex International Corp.	CHINA
Tin	Persang Alloy Industries	INDIA
Tin	PGMA	CHINA
Tin	Phucket Smelter	THAILAND
Tin	PISCO	PERU
Tin	Plansee Group	AUSTRIA
Tin	Prior (China) Company Limited	THAILAND

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	Pro WU Xianggui Mining and Metallurgy Co. Ltd.	CHINA
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Aneka Tambang (Persero) Tbk	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA*
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA*
Tin	PT Banga Putra Karya	INDONESIA*
Tin	PT Bangka Kudai Tin	PERU
Tin	PT Bangka Purta Karya	INDONESIA*
Tin	PT Bangka Timah Utama	INDONESIA
Tin	PT Belitung Industri Sejahetra	INDONESIA*
Tin	PT Bellitin Makmur Lestari	INDONESIA
Tin	PT Billi Tin Makmur Lestari	INDONESIA**
Tin	PT Bukit Timah	INDONESIA*
Tin	PT Citralogam	INDONESIA
Tin	PT Coba Tin	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA*
Tin	PT Eunindo Usaha Mandiri	INDONESIA*
Tin	PT Fang Di Mul Tindo	INDONESIA
Tin	PT Hanjaya Perkasa Metals	INDONESIA
Tin	PT Indra Eramulti Logam Industri	INDONESIA
Tin	PT Inti Stania Prima	INDONESIA**
Tin	PT Karimun Mining	INDONESIA**
Tin	PT Koba	INDONESIA
Tin	PT Metals Indonesia	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA*
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA*
Tin	PT Putra Karya	INDONESIA
Tin	PT Refined Bangka Tin	INDONESIA*, PERU
Tin	PT Sariwiguna Binasentosa	INDONESIA*
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA*
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah Tbk (Persero)	INDONESIA
Tin	PT Timah	INDONESIA*
Tin	PT Tinindo Inter Nusa	INDONESIA*
Tin	Pure Technologies	UNITED STATES, RUSSIAN FEDERATION
Tin	QianDao Co. Ltd	CHINA
Tin	RBT	INDONESIA
Tin	ReCIAL	PORTUGAL
Tin	Redling Dolder(M)SDN.BHD	MALAYSIA
Tin	Redsun	TAIWAN, INDONESIA
Tin	Resources (Amp India)	SINGAPORE
Tin	Richemax International Co., Ltd	China
Tin	Ritchey Metals	UNITED STATES
Tin	Rohm & Haas Electronic Materials Asia Ltd	CHINA
Tin	Rohm And Hass	UNITED STATES
Tin	Royal Canadian Mint	CANADA
Tin	RT Refined Banka Tin	INDONESIA
Tin	Rui D Hung	TAIWAN**
Tin	Samatron	KOREA, REPUBLIC OF
Tin	Samhwa Non-Ferrorous Metal Ind. Co. Ltd	KOREA, REPUBLIC OF
Tin	Samsung Electro-Mechanics Co., Ltd.	INDONESIA
Tin	Sanhwa Non-Ferrous Metal Ind. Co., Ltd.	KOREA, REPUBLIC OF

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	Sasaki Chemical Co., Ltd	JAPAN
Tin	Schumann	UNITED STATES
Tin	Senju	MALAYSIA
Tin	Senju Metal Industries	JAPAN
Tin	Settu Chemical Industry	JAPAN
Tin	Severstal Columbus	UNITED STATES
Tin	Severstal Dearborn	UNITED STATES
Tin	SGS Bolivia S.A.	BOLIVIA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co.	CHINA
Tin	Shao Xing Tian Long Tin Materials Co. Ltd	CHINA
Tin	Shapiro	UNITED STATES
Tin	Shen MAO Technology Inc.	TAIWAN
Tin	Shen Zhen Rui Yun Feng Industry Co., Ltd	CHINA
Tin	Shenmao Technology Inc.	TAIWAN
Tin	Shenzhen City Jin Chun Tin Products Co Ltd	CHINA
Tin	Shenzhen City Thai Industrial Co., Ltd.	CHINA
Tin	Shenzhen Electronic Technology Co., Ltd.	CHINA
Tin	Shenzhen Hongchang Metal Manufacturing Factory	CHINA
Tin	Shenzhen Keaixin Technology	CHINA
Tin	Shenzhen New Jin Spring Solder Products Co.	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Shenzhen Ze Shunfa Tin Products Co., Ltd	CHINA
Tin	Shinko Leadmikk Co., Ltd	JAPAN
Tin	Sida	CHINA
Tin	Sigma Group	CHINA
Tin	Sin Asahi Solder(M) Sdn Bhd	MALAYSIA
Tin	Singapore LME Tin	SINGAPORE
Tin	Sinitrom, Shenmao Solder(M) Sdn. Bhd.	MALAYSIA
Tin	SIP	INDONESIA
Tin	Sipi Metals Corp	UNITED STATES
Tin	Smic Senju Malaysia	MALAYSIA
Tin	Sn Industry(Yunnan) Co., Ltd.	CHINA
Tin	Soft Metals Ltda	BRAZIL**
Tin	Solar Applied Materials Technology Corp.	CHINA
Tin	Solderindo	INDONESIA
Tin	Solnet Metal	TAIWAN
Tin	Spectro Alloys	UNITED STATES
Tin	Stanindo Inte Perkasa	INDONESIA
Tin	Strait Metal Technology Sdn. Bhd.	MALAYSIA
Tin	Stretti	JAPAN, MALAYSIA
Tin	Sumitomo Metal Mining Co Ltd	JAPAN
Tin	Sun Surface Technology Co. Ltd	CHINA
Tin	Suntain Co. Ltd	TAIWAN
Tin	Suzhou Co. Ltd.	CHINA
Tin	Taboca/Paranapanema	BRAZIL, THAILAND
Tin	Tai Wan Qing Gao Qi Ye You Xian Gong Si	CHINA
Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tin	Tanaka Kikinzoku Kogyo K.K.	KANAGAWA/ JAPAN
Tin	TAP	UNITED STATES
Tin	TDK	JAPAN
Tin	Technic Inc.	UNITED STATES
Tin	Thai Sarco	THAILAND
Tin	Thai Solder Industry Corp., Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Thaisarco	THAILAND*, BRAZIL
Tin	The Early East (Xiechang) Electroplating Factory Co., Ltd	CHINA
Tin	The Federal Metal Company	UNITED STATES
Tin	The Guests China Tin Smelting Co., Ltd	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	The Nankang Nanshan Tin Co., Ltd.	CHINA
Tin	The Pine Island Metal Co., Ltd	JAPAN
Tin	The Refinery of Shandong Gold Mining Co., Ltd	CHINA
Tin	THIMA	INDONESIA
Tin	Thousand Live Metal Industrial Co., Ltd	JAPAN
Tin	Tianjin Huamei	CHINA, GERMANY
Tin	Tianshui Ling Bo Technology Co., Ltd	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	Tin Plating Gejiu	CHINA
Tin	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Tin Shares	CHINA
Tin	TMC Plating Suppliers Corp.	UNITED STATES
Tin	Tochij	JAPAN
Tin	Tong Ding Metal Company Ltd.	CHINA
Tin	Trialco	UNITED STATES
Tin	Tungsten- Xiamen Tungsten Co Ltd	CHINA
Tin	UBS Metalor	Switzerland
Tin	Ultracore Co., Ltd.	Thailand
Tin	Umicore Haboken	BELGIUM
Tin	Umicore Precious Metal (S) Pte Ltd.	SINGAPORE
Tin	Uniforce Metal Industrial Corp	TAIWAN
Tin	Uniforce Metal Industrial Corp.	MALAYSIA, TAIWAN
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	United Smelter	INDONESIA
Tin	United States of America Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Univertical	UNITED STATES
Tin	Untracore Co., Ltd.	THAILAND
Tin	Vertex Metals Incorporation	TAIWAN
Tin	Vinto	BOLIVIA
Tin	Vishay Intertechnology	CHINA
Tin	VQB Mineral And Trading Group Joint Stock Company	VIETNAM**
Tin	WC Heraeus Hanau	GERMANY
Tin	Welley	TAIWAN
Tin	Wen Cheng Lead Wire Co., Ltd.	TAIWAN
Tin	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Tin	Westmetall GmbH & Co. KG	GERMANY
Tin	White Solder Metalurgia e Mineracao Ltda.	BRAZIL*
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	WKK PCB Trading Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei	CHINA
Tin	Wujiang City Luxe Tin Factory	CHINA
Tin	Wuxi Ishikawa Metal Co. Ltd	JAPAN
Tin	Wuxi Yunxi	CHINA
Tin	Xia Yi Metal Industries (shares) Ltd.	TAIWAN
Tin	Xiamen Tungsten Co. Ltd	CHINA
Tin	XiHai	CHINA
Tin	Xin Furukawa Metal(Wuxi) Co., Ltd	CHINA
Tin	Xingrui Noble Metal Material Co. Ltd	CHINA
Tin	YAGEO	KOREA, MALAYSIA, INDONESIA
Tin	Yantai ZhaoJin Kasfort Precious Incorporated Company	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yi Chengda Tin Corp. Ltd	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	Yik Shing Tat Solder Manufacturer Ltd	CHINA
Tin	Yokohama Metal Co Ltd	JAPAN
Tin	YTC	CHINA
Tin	YTMM	CHINA
Tin	Yu Material (Suzhou) Co. Ltd.	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tin	Yun Xi	CHINA
Tin	Yunan Chengfeng Nonferrous Metals Co., Ltd	CHINA
Tin	Yun’an Dian xi Tin Mine	CHINA
Tin	Yunan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Chengfeng	CHINA**
Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	Yunnan China Rae Metal Materials Company	CHINA
Tin	Yunnan GeJiu Jin Ye Mineral Co., Ltd	china
Tin	Yunnan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan Gejiu Zili Metallurgical Group Co., Ltd.	CHINA
Tin	Yunnan Industrial Co., Ltd.	CHINA
Tin	Yunnan Tin Group (Holding) Co., Ltd.	CHINA
Tin	Yunnan Xiangyunfeilong Non-Ferrous Metals Co. Ltd.	CHINA
Tin	Yunnan Xiye Co. Ltd	CHINA
Tin	Yunnan Yi Xi	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	YUNXIN Colored Electrolysis Company Limited	CHINA
Tin	Yutinic Reousrces	UNITED STATES
Tin	Zhang Yao	MALAYSIA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	Zhejiang Huangyan Xinqian Electrical	CHINA
Tin	Zhenxiong Copper Group Ltd	CHINA
Tin	Zhongjin Goldcorp.,Ltd	CHINA
Tin	ZhongShi	CHINA
Tin	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Tin	Zhuhai Horyison Solder Co., Ltd	CHINA
Tin	Zhuhai Quanjia	CHINA
Tin	Zhuzhou Smelter Group Co., Ltd	CHINA
Tin	Zi Jin Copper	CHINA
Tin	Zuhai Horyison Solder Co., Ltd.	CHINA
Tungsten	A.L.M.T. Corp.	CANADA, CHINA, UNITED STATES
Tungsten	ABS GROUP	UNITED KINGDOM
Tungsten	Aida Chemical Industries Co., Ltd.	JAPAN
Tungsten	Air Liquide Far Eastern (ALFE)	KOREA, REPUBLIC OF
Tungsten	Air Product	CHINA
Tungsten	Alluter Technology (Shenzhen) Co., Ltd.	CHINA
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	ArcelorMittal Burns Harbor	UNITED STATES
Tungsten	Asahi Pretec Corporation	JAPAN
Tungsten	ATI Firth Sterling	UNITED STATES
Tungsten	Axis Material Limited	JAPAN
Tungsten	Central Glass Co., Ltd	JAPAN
Tungsten	Chaozhou Xianglu Tungsten IND Co., Ltd	CHINA
Tungsten	Chengtong Electrical Appliance Factory	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA*
Tungsten	China Alluter Technology (Shenzhen) Co., Ltd.	SHENZHEN CHINA
Tungsten	China Minmetals Corp	CHINA
Tungsten	China National Non-Ferrous & Jiangxi Corporation Limited	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA*
Tungsten	Chunbao Carbide Science & Technology Co., Ltd	TAIWAN
Tungsten	Conghua Tantalum and Niobium Smeltry	CHINA
Tungsten	Cookson Sempsa	SPAIN
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Degutea	KOREA
Tungsten	Dongguan Guan Hua Photoelectric Materials Co. Ltd	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tungsten	Evraz Stratcor, Inc.	CHINA
Tungsten	Exotech Inc.	UNITED STATES
Tungsten	Fujian Jinxin Tungsten Co. Ltd	CHINA**
Tungsten	Gan Bei Tungsten Industry Co Ltd	CHINA
Tungsten	Ganzhou Hailong W & Mo Co. Ltd	CHINA
Tungsten	Ganzhou Hongfei W & Mo Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA*
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA*
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA**
Tungsten	Ganzhou Seadragon W&Mo Co., Ltd.	CHINA*
Tungsten	Global Tungsten & Powders Corp	CHINA, UNITED STATES*
Tungsten	Golden Egret Special Allloy Corp.	CHINA
Tungsten	Guangdong Xianglu Tungsten Industry Co., Ltd.	CHINA**
Tungsten	H.C. Starck	UNITED STATES, GERMANY**, RUSSIAN FEDERATION
Tungsten	Heyuan Carbide Co LTD	CHINA
Tungsten	Hi-Temp Specialty Metal Incorporated	UNITED STATES
Tungsten	Hunan Chenzhou Mining Group Co	CHINA***
Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	CHINA*
Tungsten	Huzhou Cemeted Carbide Works Imp. & Exp. Co	CHINA
Tungsten	IBG China	CHINA
Tungsten	Iljin Diamond Co., Ltd	KOREA, REPUBLIC OF
Tungsten	Integrated Circuit	KOREA, REPUBLIC OF
Tungsten	Jada Electronic Limited (JX Nippon Mining & Metal)	JAPAN, CHINA
Tungsten	Japan New Metals Co., Ltd.	JAPAN*
Tungsten	Jiangsu Hetian Technological Material Co., Ltd	CHINA
Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA*
Tungsten	Jiangxi Minmetals Gao’an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	JAPAN, CHINA
Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	CHINA
Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA**
Tungsten	Johnson Mathey Inc.	UNITED STATES
Tungsten	JX Nippon Mining & Metals Co., Ltd	JAPAN
Tungsten	Kennametal Fallon	VIET NAM
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA*
Tungsten	Materion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Materion Corp.	CHINA
Tungsten	Metallo-Chimique	BELGIUM
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Micro 100	UNITED STATES
Tungsten	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tungsten	Minsur	PERU
Tungsten	Mitsubishi Materials Corp.	JAPAN
Tungsten	Mitsui Mining & Smelting	JAPAN
Tungsten	MSC (Wei Te)	INDONESIA
Tungsten	Nihon Superior	JAPAN
Tungsten	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tungsten	North American Tungsten Corporation Ltd	UNITED STATES
Tungsten	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIETNAM**
Tungsten	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tungsten	OMSA	BOLIVIA
Tungsten	Osaka Asahi Metal Kogyo K.K.	JAPAN
Tungsten	Plansee	AUSTRIA, GERMANY
Tungsten	Pobedit JSC	RUSSIAN FEDERATION***
Tungsten	PT Aneka Tambang (Persero) Tbk	INDONESIA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI

Conflict Mineral	Smelter or Refiner Name	Location
Tungsten	PT Artha Cipta Langgeng	INDONESIA
Tungsten	PT Babel Inti Perkasa	INDONESIA
Tungsten	PT Babel Surya Alam Lestari	INDONESIA
Tungsten	PT Bangka Kudai Tin	INDONESIA
Tungsten	PT Bangka Putra Karya	INDONESIA
Tungsten	PT Bangka Tin Industry	INDONESIA
Tungsten	PT Belitung Industri Sejahtera	INDONESIA
Tungsten	PT Bukit Timah	INDONESIA
Tungsten	PT Citralogam Alphasejahtera	INDONESIA
Tungsten	PT DS Jaya Abadi	INDONESIA
Tungsten	PT Eunindo Usaha Mandiri	INDONESIA
Tungsten	PT Koba Tin	INDONESIA
Tungsten	PT Mitra Stania Prima	INDONESIA
Tungsten	PT Panca Mega	INDONESIA
Tungsten	PT Prima Timah Utama	INDONESIA
Tungsten	PT Refined Bangka Tin	INDONESIA
Tungsten	PT Sumber Jaya Indah	INDONESIA
Tungsten	PT Supra Sukses Trinusa	INDONESIA
Tungsten	PT Tambang Timah	INDONESIA
Tungsten	PT Timah (Persero), Tbk	INDONESIA
Tungsten	PT Timah Nusantara	INDONESIA
Tungsten	PT Tinindo Inter Nusa	INDONESIA
Tungsten	PT Yinchendo Mining Industry	INDONESIA
Tungsten	Saganoseki Smelter & Refinery	JAPAN
Tungsten	Sandvik	UNITED STATES
Tungsten	Sendi (Japan): Kyocera Corporation	JAPAN
Tungsten	Shenzhen Jinzhou Precision Technology Corp.	CHINA
Tungsten	Sincemat Co Ltd	CHINA
Tungsten	SKE (China): Shanghai Kyocera Electronics Co. Ltd.	CHINA
Tungsten	Solar Applied Materials Technology Corp.	TAIWAN
Tungsten	Sumitomo	CHINA, CANADA, JAPAN
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sumitomo Metal Mining Co. Ltd.	JAPAN, CHINA
Tungsten	Taicang City Nancang Metal Material Co., Ltd	CHINA
Tungsten	Taiyo Nippon Sanso Taiwan	KOREA, REPUBLIC OF
Tungsten	Tamano Smelter, Hibi Kyodo Smelting Co., Ltd	CHINA, JAPAN
Tungsten	Tejing (Vietnam) Tungsten Co Ltd	VIET NAM
Tungsten	Thaisarco	THAILAND
Tungsten	ThyssenKrupp Steel	UNITED STATES
Tungsten	Tosoh	JAPAN
Tungsten	Tosoh Smd (Shanghai) Co., Ltd	CHINA
Tungsten	Traxys	FRANCE
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Tungaloy Corp	JAPAN
Tungsten	Tungsten- Xiamen Tungsten Co Ltd	CHINA
Tungsten	Ulba	KAZAKHSTAN
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM*
Tungsten	Westfalenzinn	GERMANY
Tungsten	White Solder Metalurgia	BRAZIL
Tungsten	Wilhelm Westmetall	GERMANY
Tungsten	Williams Advanced Materials	JAPAN
Tungsten	Williams Brewster	USA
Tungsten	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tungsten	Wolfram Bergbau und Hutten AG	AUSTRIA*
Tungsten	Wolfram JSC	RUSSIAN FEDERATION
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Wu Xi Shi Yi Zheng Ji Xie She Bei	CHINA
Tungsten	Xiamen Carbide Ltd.	CHINA
Tungsten	Xiamen H.C.	CHINA
Tungsten	Xiamen Tungsten (H.C) Co., Ltd.	CHINA*
Tungsten	Xianglu Tungsten Co. Ltd.	CHINA*
Tungsten	Ximen Golden Egrent Special Alloy	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA**
Tungsten	Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Zhejiang Huangyan Xinqian Electrical Parts Factory	CHINA

*- CFSP Compliant based on CFSI

**- on CFSP Active List, in the process of getting CFSP compliant

***- In Communication with CFSI